UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2015

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On December 16, 2015, Full House Resorts, Inc. ("Full House") amended its lease through which it operates the Grand Lodge Casino at the Hyatt Regency Lake Tahoe Resort, Spa & Casino in Incline Village, Nevada.

Through Full House's wholly-owned subsidiary, Gaming Entertainment (Nevada) LLC, a Nevada limited liability company (the "Company"), it entered into the Second Amendment to Casino Operations Lease (the "Amendment") with Hyatt Equities, L.L.C. ("Hyatt"), amending the terms of that certain Casino Operations Lease dated June 28, 2011 (as amended April 8, 2013, the "Lease").

Under the Amendment, Hyatt, in consultation with the Company, will renovate the casino at its sole cost and expense up to $3.5 million. Additionally, the Company, in consultation with Hyatt, will purchase new gaming devices and equipment at its sole cost and expense up to $1.5 million. Each party must complete its respective obligations within fifteen months of November 25, 2015, subject to force majeure events or delays caused by the other party.

In addition, the Amendment:

•	extends the initial term of the Lease by five years to August 31, 2023;

•
provides that Hyatt may not exercise its option to purchase (i) the Company's leasehold interest under the Lease, and (ii) the Company's Assets used in it Gaming Operations at the Hyatt and in the casino, before January 1, 2019;

•	increases the monthly rent from $125,000 to (i) $145,833 commencing on January 1, 2017, and (ii) $166,667 commencing on January 1, 2018; and

•	is effective as of November 25, 2015.

Except as set forth in the Amendment, all other terms of the Lease remain unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Report and which is hereby incorporated by reference.

On December 17, 2015, Full House Resorts, Inc. issued a press release in connection with the casino renovations. The press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 10.1	Second Amendment to Casino Operations Lease, effective November 25, 2015, between Hyatt Equities, L.L.C. and Gaming Entertainment (Nevada) LLC

	Exhibit 99.1	Press release issued by Full House Resorts, Inc. on December 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: December 17, 2015	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amendment to Casino Operations Lease effective as of November 25, 2015, by and between Gaming Entertainment (Nevada) LLC, a Nevada limited liability company, and Hyatt Equities, L.L.C., a Delaware limited liability company

99.1	Press release issued by Full House Resorts, Inc. on December 17, 2015